                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  NYCOR, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Kent E. Hansen
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-111:

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

1 (Set forth the amount on which the filing fee is calculated and state how it was determined):

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                  NYCOR, INC.
                                287 Childs Road
                        Basking Ridge, New Jersey 07920
                                 (908) 953-8200
                                                                  March 27, 1995

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of the Company to be held at 10:30 a.m. on Friday, April 28, 1995 at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, New Jersey.

     Enclosed are the Notice of Meeting, Proxy Statement and proxy card. At the meeting, action will be taken to elect directors and ratify the appointment of independent auditors.

     These matters are more particularly described in the Proxy Statement, which we urge you to read carefully. It is important that your shares be represented at the meeting whether or not you are personally able to be present. Please sign, date and return your proxy as soon as possible. If you do attend and wish to vote in person, your proxy can be revoked at your request. Your prompt response in immediately returning the enclosed proxy card will be appreciated.

     We look forward to seeing you on April 28.

Sincerely,


     /s/ Salvatore Giordano                     /s/ Salvatore Giordano

     Salvatore Giordano                         Sal Giordano, Jr.
     Chairman of the Board                      Vice Chairman

                                  NYCOR, INC.
                        BASKING RIDGE, NEW JERSEY 07920
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD APRIL 28, 1995

                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of NYCOR, Inc. (the "Company") will be held at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, New Jersey, on Friday, April 28, 1995 at 10:30 a.m. for the following purposes:

          1. To elect two directors to serve for a term of three years and until their successors shall be elected and shall have qualified;

          2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the ensuing year; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on March 1, 1995 has been fixed as the record date for the determination of the holders of shares of the Company's Common Stock and Class B Stock entitled to notice of, and to vote at, the Annual Meeting. A list of the stockholders entitled to vote at the Annual Meeting will be available during the period ten days prior to the date of the Annual Meeting for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours at the offices of the Company, 287 Childs Road, Basking Ridge, New Jersey.

                       By order of the Board of Directors

                                        KENT E. HANSEN
                                        Secretary

Dated: March 27, 1995
       Basking Ridge, New Jersey

IMPORTANT: YOUR VOTE IS IMPORTANT. THE BOARD OF DIRECTORS INVITES YOU TO ATTEND THE MEETING IN PERSON, BUT IF YOU ARE UNABLE TO BE PERSONALLY PRESENT, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Proxy Statement.......................................................................    1
Election of Directors.................................................................    2
     Meetings of the Board of Directors and Certain Committees........................    2
Security Ownership of Directors and Executive Officers................................    3
Principal Stockholders................................................................    5
Executive Compensation................................................................    6
Independent Auditors..................................................................    9
Stockholder Proposals -- 1996 Annual Meeting..........................................   10
Cost of Solicitation..................................................................   10

                                  NYCOR, INC.
                                287 CHILDS ROAD
                        BASKING RIDGE, NEW JERSEY 07920
                                 (908) 953-8200

                        -------------------------------
                                PROXY STATEMENT
                        -------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of NYCOR, Inc. (the "Company") of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held on April 28, 1995, and at all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. It is intended that this Proxy Statement and the proxies solicited hereby be mailed to stockholders on March 27, 1995. A stockholder who shall sign and return a proxy in the form enclosed with this Proxy Statement has the power to revoke it at any time before it is exercised by giving written notice to the Secretary of the Company to such effect or by delivering to the Company an executed proxy bearing a later date. Any stockholder who has given a proxy may still attend the Annual Meeting, revoke his or her proxy, and vote in person.

     The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1994, including financial statements, is enclosed.

     The close of business on March 1, 1995 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. As of such date, 2,799,594 shares of Common Stock and 714,100 shares of Class B Stock of the Company were outstanding and entitled to be voted at the Annual Meeting. The holders of Class B Stock are entitled to ten votes per share in any election of directors if more than 15% of the shares of Common Stock outstanding on the record date are owned beneficially by a person or a group of persons acting in concert, or if a nomination for the Board of Directors is made by a person or a group of persons acting in concert (other than the Board) provided such nomination is not made by one or more holders of Class B Stock, acting in concert with each other, who beneficially own more than 15% of the shares of Class B Stock outstanding on such record date. The Board of Directors is not presently aware of any circumstance that would give holders of Class B Stock the right to ten votes per share in the election of directors at the Annual Meeting.

     The affirmative vote of a majority of the shares of Common Stock and Class B Stock, voting in person or by proxy together as a single class, is required to elect directors and ratify the appointment of the independent auditors. As of March 1, 1995, the executive officers and directors together held 853,634 shares or 24.8% of the combined voting percentage of the outstanding shares of Common Stock and Class B Stock voting as a single class. Such executive officers and directors are expected to vote in favor of these proposals.

     The proxies in the accompanying form will be voted as specified, but if no specification is made they will be voted in favor of the election of directors and ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the ensuing year. In the discretion of the proxyholders, the proxies will also be voted for or against such other matters as may properly come before the meeting. The Board of Directors is not aware that any other matters are to be presented for action at the meeting.

     The shares represented by a proxy which is timely returned and marked "Abstain" as to any matter, as well as broker non-votes, will be considered present at the Annual Meeting and will be included in the calculation of those shares needed to constitute a quorum. The shares represented by such proxies, although considered present for quorum purposes, will not be considered a part of the voting power present with respect to any proposal which is abstained from or to which the broker non-vote relates.

                             ELECTION OF DIRECTORS

     Stockholders may vote for a maximum of two directors at the Annual Meeting of Stockholders. The nominees for election as directors are Messrs. Sal Giordano, Jr. and William J. Brennan. With the exception of Mr. Keen, each of the individuals listed below has been a director since October 1986. Mr. Keen was first elected a director of the Company in 1990. Set forth opposite the name of each nominee and each director is his age, principal occupation for the past five years, the name and principal business of any corporation or other organization in which such employment is carried on and other business directorships held by the nominee or director. The Company is not presently aware of any circumstance which would prevent either nominee from fulfilling his duties as a director of the Company.

                                      PRINCIPAL OCCUPATION FOR THE PAST
             NAME                             FIVE YEARS AND AGE
- ------------------------------   --------------------------------------------
                         NOMINEES -- THREE YEAR TERM
Sal Giordano, Jr.*............   Vice Chairman of the Company(1)(2); 56
William J. Brennan............   Retired (2); Director of Fedders Corporation
                                 and CSM Environmental Systems, Inc.; 67

                    DIRECTORS -- TWO YEAR REMAINING TERM
Joseph Giordano*..............   President of the Company(1)(2); 62
S. A. Muscarnera**............   Director of Fedders Corporation(2); 55

                    DIRECTORS -- ONE YEAR REMAINING TERM
Salvatore Giordano............   Chairman of the Board of the Company(1)(2); 84
C. A. Keen....................   Retired(3); 70

- ---------------

  * Son of Salvatore Giordano
 ** Nephew of Salvatore Giordano
(1) Messrs. Salvatore Giordano and Sal Giordano, Jr. are also executive officers of, and they and Mr. Joseph Giordano are directors and stockholders of, Fedders Corporation ("Fedders"), a manufacturer of room air conditioners. Fedders purchases compressors from Rotorex Company, Inc., a subsidiary of the Company, in the ordinary course of its business. In 1994, such purchases totaled $60.4 million.
(2) Messrs. Salvatore Giordano, Joseph Giordano, Sal Giordano, Jr. and S. A. Muscarnera have been associated in executive capacities with the Company and Fedders for more than five years. Mr. Brennan was President and Treasurer of the Company until his retirement on December 31, 1987.
(3) Mr. Keen was Vice President of Fedders for more than 20 years until his retirement in August 1992, with responsibilities in a number of areas during that time, including marketing, treasury and international sales and sourcing.

MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

     During 1994, the Board of Directors of the Company held five meetings. All of the present directors attended 75% or more of such meetings and of meetings of committees of which they were members. Directors who are not employees receive an annual fee of $16,000.

     The Audit Committee of the Board of Directors, consisting of Messrs. William J. Brennan and S.A. Muscarnera, held two meetings during 1994. The Audit Committee reviews the audit function with the Company's independent auditors. The chairman of the Audit Committee, Mr. Brennan, receives a fee of $1,000 for each meeting he attends. Other members of the Audit Committee who are not employees receive a fee of $500 for each meeting they attend.

     The Company does not have a nominating or compensation committee.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     As of March 1, 1995, each director of the Company, the executive officers included in the Summary Compensation Table and all directors and executive officers of the Company owned beneficially the number of shares of the Company's equity securities set forth in the following table. Shares subject to acquisition within sixty days pursuant to stock options are shown separately. Unless otherwise indicated, the owners listed have sole voting and investment power.

                                           AMOUNT AND NATURE    SHARES SUBJECT
 TITLE OF         NAME OF INDIVIDUAL         OF BENEFICIAL      TO ACQUISITION        PERCENT
  CLASS          OR PERSONS IN GROUP           OWNERSHIP       WITHIN 60 DAYS(8)     OWNED(9)
- ---------- -------------------------------------------------   -----------------   -------------
Common     Salvatore Giordano                     20,816(1)              --        Less than 1%
  Stock    Sal Giordano, Jr.                      83,917(1)(2)           --            3.0%
           Joseph Giordano                        39,528(1)              --            1.4%
           William J. Brennan                     58,529(3)              --            2.1%
           S.A. Muscarnera                        16,250                 --        Less than 1%
           All directors and executive
           officers as a group                   213,102                 --            7.8%

Class A    Salvatore Giordano                    592,525(4)(5)           --           14.5%
  Stock    Sal Giordano, Jr.                     368,988(4)(6)           --            9.0%
           Joseph Giordano                       141,942(4)              --            3.5%
           William J. Brennan                     63,373(3)              --            1.6%
           S.A. Muscarnera                        35,903                 --        Less than 1%
           C.A. Keen                              14,250                 --        Less than 1%
           Kent E. Hansen                         25,000             15,000        Less than 1%
           All directors and executive
           officers as a group                 1,021,469             15,000            25.2%

Class B    Salvatore Giordano                    640,532(7)              --            89.7%
  Stock    Sal Giordano, Jr.                     640,532(7)              --            89.7%
           Joseph Giordano                       640,532(7)              --            89.7%
           All directors and executive
           officers as a group                   640,532(7)              --            89.7%

           Ownership of Common Stock, Class
           A Stock and Class B Stock,
           combined, by all directors and
           executive officers as a group       1,875,103             15,000            24.8%

- ---------------

(1) The amount shown includes 2,969 shares as to which Messrs. Salvatore Giordano, Joseph Giordano and Sal Giordano, Jr. share voting and investment power.

(2) The amount shown includes 2,500 shares held of record by Mr. Giordano's wife and 20,201 shares held of record by Mr. Giordano's wife in trust for their grandchildren, as to which Mr. Giordano disclaims beneficial ownership.

(3) The amount shown includes 250 shares as to which Mr. Brennan shares voting and investment power.

(4) The amount shown includes 110,256 shares as to which Messrs. Salvatore Giordano, Joseph Giordano and Sal Giordano, Jr. share voting and investment power.

(5) The amount shown includes 84,876 shares held of record by Mr. Giordano's wife and 39,264 shares held of record by Mr. Giordano's wife in trust for their grandchildren, as to which Mr. Giordano disclaims beneficial ownership.

(6) The amount shown includes 4,991 shares held of record by Mr. Giordano's wife and 8,610 shares held of record by Mr. Giordano's wife in trust for their grandchildren, as to which Mr. Giordano disclaims beneficial ownership.

(7) The amount shown is held by Giordano Holding Corp. Messrs. Salvatore Giordano, Sal Giordano, Jr. and Joseph Giordano are officers and directors of such corporation and share voting and investment power over these shares.

(8) The amounts shown are shares held under stock options exercisable within 60 days.

(9) The Class B Stock is convertible into Common Stock at any time on a share-for-share basis. In the event that the individuals named as owning Class B Stock converted their shares into Common Stock, such individuals and the group would own the following number of shares constituting the indicated percentage of Common Stock outstanding: Mr. Salvatore Giordano, 661,348 (of which 643,501 are shares as to which Mr. Giordano shares voting and investment power with Messrs. Joseph Giordano and Sal Giordano, Jr.) constituting 19.2%; Mr. Sal Giordano, Jr., 724,449 shares (of which 643,501 are shares as to which Mr. Giordano shares voting and investment power with Messrs. Salvatore Giordano and Joseph Giordano) constituting 21.1%; Mr. Joseph Giordano, 680,060 (of which 643,501 are shares as to which Mr. Giordano shares voting and investment power with Messrs. Salvatore Giordano and Sal Giordano, Jr.) constituting 19.8% and all directors and officers as a group, 853,634 shares constituting 24.8%.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information at March 1, 1995 with respect to the beneficial ownership of the Company's voting securities by all persons known by the Company to own more than 5% of the Company's outstanding voting securities. Unless otherwise indicated, the owners listed have sole voting and investment power.

                                  NAME AND ADDRESS             AMOUNT BENEFICIALLY       PERCENT
       TITLE OF CLASS            OF BENEFICIAL OWNER                  OWNED              OF CLASS
- ---------------------------------------------------------      -------------------       --------
Common Stock                Heartland Advisors, Inc.                 395,500               14.1%
                              790 North Milwaukee Street
                              Milwaukee, WI 53202
Class B Stock               Salvatore Giordano                       640,532               89.7%
                            Joseph Giordano
                            Sal Giordano, Jr.
                              NYCOR, Inc.
                              287 Childs Road
                              Basking Ridge, NJ 07920
                            Dimensional Fund                          67,515(1)             9.5%
                              Advisors, Inc.
                              1299 Ocean Avenue
                              11th floor
                              Santa Monica, CA 90401

- ---------------

(1) The following statement has been provided by Dimensional Fund Advisors,
    Inc.: "Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 67,515 shares of NYCOR, Inc., all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participator Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares."

                             EXECUTIVE COMPENSATION

     The following information is furnished as to all cash compensation paid by the Company and its subsidiaries during the past three years to each of the highest paid executive officers of the Company whose aggregate direct compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                      COMPENSATION
                   (A)                       ANNUAL COMPENSATION         AWARDS
                                           -----------------------    ------------       (I)
                                                    (C)      (D)          (G)         ALL OTHER
                                           (B)    SALARY    BONUS       OPTIONS      COMPENSATION
       NAME AND PRINCIPAL POSITION         YEAR     ($)      ($)          (#)           ($)(1)
- -----------------------------------------  ----   -------   ------    ------------   ------------
Salvatore Giordano                         1992   190,000   27,913            --            --
Chairman of the Board of Directors         1993   245,000   29,738        60,000            --
                                           1994   265,506   29,738            --            --
Sal Giordano, Jr.                          1992   175,000   27,913            --            --
Vice Chairman                              1993   220,833   29,738        60,000            --
                                           1994   237,660       --            --        14,444
Joseph Giordano                            1992   125,000   27,913            --           939
President                                  1993   170,833   29,738        60,000         5,125
                                           1994   181,866   29,738            --        13,826
Kent E. Hansen                             1992    44,595   15,000(2)         --            --
Vice President-Finance                     1993   170,910   29,738        60,000         5,125
  and General Counsel                      1994   181,866   29,738            --         7,849

- ---------------

(1) Includes the Company contribution to savings and investment retirement plans up to the 3% level permitted by the plans and, in 1994, the dollar value of the benefit of premiums paid for split-dollar life insurance policies projected on an actuarial basis, which cost is recovered by the Company from the proceeds of such policies (Mr. Sal Giordano, Jr., $6,485; Mr. Joseph Giordano, $7,478; and Mr. Hansen, $1,501).

(2) Represents four months' compensation.

AGGREGATED OPTION/SAR EXERCISES AND YEAR-END OPTION/SAR VALUE TABLE

     The following table sets forth the number of shares exercised during 1994, the value realized upon exercise, the number of unexercised options at the end of 1994, and the value of unexercised in-the-money options at the end of 1994.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

                         AND YEAR-END OPTION/SAR VALUES

                                                                       NUMBER OF       VALUE OF
                                                                      UNEXERCISED     UNEXERCISED
                                                                        OPTIONS      IN-THE-MONEY
                                                                          AT            OPTIONS
                                              SHARES                  YEAR-END(#)     YEAR-END($)
                                            ACQUIRED ON    VALUE
                                             EXERCISE     REALIZED   EXERCISABLE/    EXERCISABLE/
                   NAME                         (#)         ($)      UNEXERCISABLE   UNEXERCISABLE
- ------------------------------------------  -----------   --------   -------------   -------------
Salvatore Giordano........................     30,000      36,563          --  E           --  E
                                                                        120,000U          8,438U
Sal Giordano, Jr..........................     30,000      36,563          --  E           --  E
                                                                        120,000U          8,438U
Joseph Giordano...........................     15,000      18,281          --  E           --  E
                                                                         90,000U          5,156U
Kent E. Hansen............................         --          --        15,000E            938E
                                                                         60,000U          1,875U

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company has no separate Compensation Committee, and matters concerning executive compensation are considered by the entire Board of Directors, with directors who are also officers of the Company abstaining from any vote concerning their own proposed compensation. During 1994, Messrs. Salvatore Giordano, Sal Giordano, Jr. and Joseph Giordano, were both directors and executive officers of the Company.

BOARD COMPENSATION COMMITTEE REPORT

     All matters concerning executive compensation for the chief executive officer and other executive officers are considered by the Company's entire Board of Directors (the "Board"). In determining the total compensation package for the chief executive officer and all other executive officers for 1994, the Board considered several factors, including the performance of the Company, the relative compensation for chief executive officers and executive officers in other companies of similar size and operations and the individual contribution of each executive officer. Executive compensation was broken down into three major components (i) cash compensation, (ii) incentive bonuses (based upon a percentage of pre-tax income in excess of a specified amount), and (iii) stock options.

     For 1994, the Board adopted the same incentive plan used for its executive officers in 1993. The awards under the plan (the "Executive Plan") are based heavily upon the performance of the Company. In accordance with the terms of the Executive Plan, the executive officers designated by the Board may receive incentive awards based upon a prescribed formula. The amount of the award ranges from 0.25% to 1.25% of an amount equal to consolidated pre-tax income of the Company minus $2,000,000 ("Adjusted Pre-Tax

Income"). Two individuals named in the Summary Compensation Table were awarded discretionary bonuses in recognition of their efforts on behalf of the Company during 1994.

     Cash compensation for 1994 is shown on the Summary Compensation Table.

     Salvatore Giordano
     Sal Giordano, Jr.
     Joseph Giordano
     S. A. Muscarnera
     William J. Brennan
     Constantine A. Keen

EMPLOYMENT CONTRACT

     Mr. Salvatore Giordano has an Employment Agreement with the Company, which became effective on October 26, 1993. The material provisions of the Agreement include: (1) an annual base salary of at least $250,000, payable in equal semi-monthly installments; (2) annual participation in all compensatory plans and arrangements of the Company no less favorable than the fiscal year 1993 plans including, but not limited to, a bonus not less than the amount of the fiscal year 1993 bonus, and continuing eligibility to be awarded stock options;
(3) reimbursement for all expenses incurred while on Company related business; and (4) annual consideration for base salary and plan participation increases, if deemed justified by the Company. The Agreement has a stated expiration date of October 26, 2003, but the term of the Agreement automatically extends and has a remaining term of ten years from any point in time, until the term is finally fixed at a period of ten years from an intervening event, as provided for in the Agreement, such as permanent disability or death. During 1994, the Company amortized the estimated present value of future non-salary benefits payable under the Agreement based upon certain assumptions, in the amount of $261,000.

PERFORMANCE GRAPH

     The following graph provides a comparison of the cumulative total shareholder return on the Company's common stock with returns on the NASDAQ Market Value Index and stocks included in the Air Conditioning and Heating Industry (SIC code 3585). The data used in the graph were generated by Media General Financial Services. Each line represents data points calculated using dividends reinvested on ex-dividend dates and only includes companies trading for six years or more.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
               FOR THE YEARS ENDED DECEMBER 31, 1989 THROUGH 1994

                                                  AIR CONDI-
                                                   TIONING &
                                                  HEATING PER    NASDAQ MARKET
      MEASUREMENT PERIOD                             MEDIA        INDEX PER
    (FISCAL YEAR COVERED)         NYCOR, INC.       GENERAL       MEDIA GENERAL
1989                                   100             100             100
1990                                 94.25           78.84           81.12
1991                                 65.46           57.50          104.14
1992                                 38.91           51.52          105.16
1993                                 75.53           60.77          126.14
1994                                 50.35           61.13          132.44

                              INDEPENDENT AUDITORS

     Pursuant to the recommendation of its Audit Committee, the Board of Directors selected the firm of Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the year ended December 31, 1994. The Company's stockholders ratified that selection at their Annual Meeting on April 26, 1994.

     On recommendation of the Audit Committee, the Board of Directors appointed the firm of Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1995, subject to ratification by the Company's stockholders at the Annual Meeting. Ernst & Young LLP does not have any direct financial interest or any material indirect financial interest in the Company.

     Representatives of Ernst & Young LLP are expected to be at the Annual Meeting and will be available to respond to any appropriate questions by stockholders and may make a statement, if they so choose.

                  STOCKHOLDER PROPOSALS -- 1996 ANNUAL MEETING

     If any stockholder desires to submit a proposal for action at next year's Annual Meeting, it must be received by the Company, 287 Childs Road, Basking Ridge, New Jersey 07920 on or before November 28, 1995.

                              COST OF SOLICITATION

     The cost of preparing and mailing material in connection with the solicitation of proxies is to be borne by the Company. To the extent necessary in order to assure sufficient representation at the meeting, such solicitation will be made by the Company's regular employees in the total approximate number of four. Solicitations will be made by mail and may also be made by telegram, telephone and in person.

                       By order of the Board of Directors

                                        KENT E. HANSEN
                                        Secretary

Dated: March 27, 1995
       Basking Ridge, New Jersey

                                 DIRECTIONS TO
                              SOMERSET HILLS HOTEL
                            200 LIBERTY CORNER ROAD
                                WARREN, NJ 07060
                                 (908) 647-6700

The Somerset Hills Hotel is located directly off Interstate 78 at Exit 33. Newark International Airport is less than 35 minutes away, and New York City is within an hour's reach. The Bernardsville and Lyons railroad stations are approximately seven minutes from the front door.


             [MAP SHOWING DIRECTIONS TO THE SOMERSET HILLS HOTEL]

- --------------------------------------------------------------------------------

                                     NYCOR, INC.

              PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- APRIL 28, 1995
    P

                    SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    R

                The undersigned stockholder of NYCOR, INC. hereby constitutes
    O and appoints SALVATORE GIORDANO, SALVATORE GIORDANO, JR. and S. A. MUSCARNERA, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote for and in the
    X name, place and stead of the undersigned, at the Annual Meeting of Stockholders of said Corporation, to be held at Somerset Hills
         Hotel, 200 Liberty Corner Road, Warren, New Jersey, on April 28, 1995
    Y at 10:30 a.m. and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present for the election of directors and the other items as set forth on the reverse side of this proxy and in their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends the following for Director -- Salvatore Giordano, Jr. and William J.Brennan.

                A majority of said attorneys and proxies, or their substitutes at said meeting, or any adjournments thereof (or if only one, that one) may exercise all of the power hereby given. Any proxy to vote any of the shares with respect to which the undersigned is or would be entitled to vote, heretofore given to any persons other than the persons named above, is hereby revoked.

              IN WITNESS WHEREOF, the undersigned has signed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated March 27, 1995.

           IMPORTANT: THIS PROXY IS CONTINUED AND IS TO BE SIGNED ON OTHER
                                        SIDE.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

     ------  PLEASE MARK YOUR -
       X     VOTES AS IN THIS
     ------  EXAMPLE.

UNLESS YOU SPECIFY, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND ITEM 2.

- -------------------------------------------------------------------------------
                DIRECTORS RECOMMEND A VOTE FOR ITEMS 1 AND 2.
- -------------------------------------------------------------------------------


                                                                                               FOR    AGAINST  ABSTAIN
1. Election of Directors. Nominees: Salvatore        2. Ratification of the appointment of
   Giordano, Jr. and William J. Brennan as              Ernst & Young LLP as the independent
   Directors for a term of three years.                 auditors.                              / /     / /      / /

                    FOR           WITHHELD
                   / /              / /

                                                                    MARK HERE
   -----------------------------------------                       FOR ADDRESS
   For all nominees except as noted above                           CHANGE AND                         / /
                                                                   NOTE AT LEFT



                                                                NOTE: This Proxy, properly filled in, dated and signed, should be returned immediately in the enclosed postpaid envelope to NYCOR,
                                                                INC., c/o The First National Bank of Boston, P.O. Box 1626, Boston,
                                                                Massachusetts 02105. If the signer is a corporation, sign in full the corporate name by a duly authorized officer. Attorneys, executors, administrators, trustees or guardians should sign full title as such.


                                                                Signature _________________________________ Date ______________

                                                                Signature _________________________________ Date ______________
